Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of TimkenSteel Corporation hereby constitutes and appoints Frank A. DiPiero and Kristopher R. Westbrooks, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of TimkenSteel Corporation for the fiscal year ended December 31, 2019, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Joseph A. Carrabba
Joseph A. Carrabba, Director
Dated: February 12, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of TimkenSteel Corporation hereby constitutes and appoints Frank A. DiPiero and Kristopher R. Westbrooks, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of TimkenSteel Corporation for the fiscal year ended December 31, 2019, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Leila L. Vespoli
Leila L. Vespoli, Director
Dated: February 12, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of TimkenSteel Corporation hereby constitutes and appoints Frank A. DiPiero and Kristopher R. Westbrooks, and each of them (each with full power to act alone), her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of TimkenSteel Corporation for the fiscal year ended December 31, 2019, including any amendments thereto, on her behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Diane C. Creel
Diane C. Creel, Director
Dated: February 12, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of TimkenSteel Corporation hereby constitutes and appoints Frank A. DiPiero and Kristopher R. Westbrooks, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of TimkenSteel Corporation for the fiscal year ended December 31, 2019, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Randall H. Edwards
Randall H. Edwards, Director
Dated: February 12, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of TimkenSteel Corporation hereby constitutes and appoints Frank A. DiPiero and Kristopher R. Westbrooks, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of TimkenSteel Corporation for the fiscal year ended December 31, 2019, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Donald T. Misheff
Donald T. Misheff, Director
Dated: February 12, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of TimkenSteel Corporation hereby constitutes and appoints Frank A. DiPiero and Kristopher R. Westbrooks, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of TimkenSteel Corporation for the fiscal year ended December 31, 2019, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John P. Reilly
John P. Reilly, Director
Dated: February 12, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of TimkenSteel Corporation hereby constitutes and appoints Frank A. DiPiero and Kristopher R. Westbrooks, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of TimkenSteel Corporation for the fiscal year ended December 31, 2019, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Ronald A. Rice
Ronald A. Rice, Director
Dated: February 12, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of TimkenSteel Corporation hereby constitutes and appoints Frank A. DiPiero and Kristopher R. Westbrooks, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of TimkenSteel Corporation for the fiscal year ended December 31, 2019, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Marvin A. Riley
Marvin A. Riley, Director
Dated: February 12, 2020

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of TimkenSteel Corporation hereby constitutes and appoints Frank A. DiPiero and Kristopher R. Westbrooks, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of TimkenSteel Corporation for the fiscal year ended December 31, 2019, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Randall A. Wotring
Randall A. Wotring, Director
Dated: February 12, 2020